Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: HANCOCK FABRICS, INC., etal.,[1] Debtors.	) ) ) ) ) ) ) ) )	Chapter 11 Case No. 07-10353 (BLS) (Jointly Administered) RE: D.I. 1985

ORDER PURSUANT TO SECTION 1121(d) OF THE BANKRUPTCY CODE FURTHER
EXTENDING THE EXCLUSIVE PERIODS DURING WHICH THE DEBTORS MAY
FILE A CHAPTER 11 PLAN AND SOLICIT ACCEPTANCES THEREOF

Upon the motion (the “Motion”)2 of Hancock Fabrics, Inc., Hancock Fabrics of MI, Inc., HF Resources, Inc., Hancockfabrics.com, Inc., HF Merchandising, Inc., HF Enterprises, Inc., and Hancock Fabrics, LLC, debtors and debtors-in-possession in the above-captioned case (collectively, the “Debtors”), for entry of an order pursuant to section 1121(d) of the Bankruptcy Code: (i) extending the period during which the Debtors have the exclusive right to file a plan or plans through and including May 30, 2008 and (ii) extending the period during which the Debtors have the exclusive right to solicit acceptances thereof through and including July 30, 2008, with respect to the Committees and all creditors, stakeholders and other parties-in-interest; and upon the record in these cases; and adequate notice of the Motion having been given; and it appearing that no other or further notice need be given; and after due deliberation and sufficient cause appearing therefor;

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1 The Debtors are the following entities:  Hancock Fabrics, Inc.; Hancock Fabrics of MI, Inc.; HF Resources, Inc.; Hancockfabrics.com, Inc.; HF Merchandising, Inc.; HF Enterprises, Inc.
   and Hancock Fabrics, LLC.

2 Capitalized terms used, but not defined, herein shall have the meanings set forth in the Motion.

IT IS HEREBY ORDERED THAT:
1.            The Motion is GRANTED as modified herein.
2.            Pursuant to section 1121(d) of the Bankruptcy Code, the Exclusive Filing Period is extended through and including May 30, 2008.
3.            Pursuant to section 1121(d) of the Bankruptcy Code, the Exclusive Solicitation Period is extended through and including July 30, 2008.
4.            Notwithstanding anything to the contrary in paragraphs 2 and 3 above and solely with respect to the Creditors’ Committee, the Exclusive Filing Period with respect to the Creditors’ Committee shall be extended through and including March 31, 2008, and the Exclusive Solicitation Period shall be extended through and including May 30, 2008, provided that the Debtors deliver via electronic mail, facsimile, mail or courier to counsel to the Creditors’ Committee (a) a plan of reorganization term sheet (a “Term Sheet”) on or by January 15, 2008 (the “Term Sheet Deadline”), and (b) a draft plan of reorganization and a draft disclosure statement with respect thereto (together, a “Draft Plan”) on or by January 31, 2008 (the “Draft Plan Deadline”).3  Nothing contained in this paragraph 4 shall affect the Exclusive Periods set forth in paragraphs 2 and 3 above with respect to any other party-in-interest in these cases.
5.            If the Debtors fail to deliver via electronic mail, facsimile, mail or courier to counsel to the Creditors’ Committee a Term Sheet on or by the Term Sheet Deadline, then the Exclusive Periods with respect to the Creditors’ Committee shall expire five (5) business days after the Term Sheet Deadline (the “First Potential Termination Date”); provided, however, that, if the Debtors file a plan of reorganization prior to the First Potential Termination Date, the Exclusive Filing Period with respect to the Creditors’ Committee shall be extended through and including March 31, 2008, and the Exclusive Solicitation Period shall be extended through and including May 30, 2008.  If the Debtors deliver via electronic mail, facsimile, mail or courier to counsel to the Creditors’ Committee a Term Sheet on or by the Term Sheet Deadline but fail to deliver via electronic mail, facsimile, mail or courier to counsel to the Creditors’ Committee a Draft Plan on or by the Draft Plan Deadline, then the Exclusive Periods with respect to the Creditors’ Committee shall expire five (5) business days after the

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3 The Debtors and the Creditors' Committee may agree to further extensions of the Exclusive Periods without further order of the Court up through and including May 30, 2008, with respect to the Exclusive Filing Period, and July 30, 2008, with respect to the Exclusive Solicitation Period.  The Debtors shall have the right to seek further extensions of the Exclusive
   Periods prior to the expiration of any Exclusive Periods agreed upon by the Debtors and the Creditors' Comittee.

Draft Plan Deadline (the “Second Potential Termination Date”); provided, however, that, if the Debtors file a plan of reorganization prior to the Second Potential Termination Date, the Exclusive Filing Period with respect to the Creditors’ Committee shall be extended through and including March 31, 2008, and the Exclusive Solicitation Period shall be extended through and including May 30, 2008.4  Nothing contained in this paragraph 5 shall affect the Exclusive Periods set forth in paragraphs 2 and 3 above with respect to any other party-in-interest in these cases.
6.            Notwithstanding anything to the contrary in paragraphs 2 and 3 above and solely with respect to the Creditors’ Committee:
(a)
If the Debtors receive written consent from the Creditors’ Committee on or by March 15, 2008, to extend (i) the Exclusive Filing Period beyond March 31, 2008, to a date up through and including May 30, 2008, and (ii) the Exclusive Solicitation Period beyond May 30, 2008, up through and including July 30, 2008, then, solely with respect to the Creditors’ Committee, the Exclusive Periods shall be deemed extended through such dates agreed upon by the Debtors and the Creditors’ Committee without further order of the Court.[5]

(b)
If the Debtors do not receive written consent from the Creditors’ Committee on or by March 15, 2008, to extend (i) the Exclusive Filing Period beyond March 31, 2008, and (ii) the Exclusive Solicitation Period beyond May 30, 2008, then, solely with respect to the Creditors’ Committee, the Exclusive Filing Period shall expire on March 31, 2008, and the Exclusive Solicitation Period shall expire on May 30, 2008, subject to and without prejudice to the Debtors’ right to seek further extensions of the Exclusive Periods with respect to the Creditors’ Committee.

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4  The Debtors shall have the right to seek further extensions of the Exclusive Periods prior the expiration of any Exclusive Periods as described in this paragraph.

5  In the event that the dates agreed upon by the Debtors and the Creditors’ Committee are prior to May 30, 2008, with respect to the Exclusive Filing Period, and July 30, 2008, with respect to the Exclusive Solicitation Period, the Debtors and the Creditors’ Committee may agree to further extensions of the Exclusive Periods without further order of the Court up through and including May 30, 2008, with respect to the Exclusive Filing Period, and July 30, 2008, with respect to the Exclusive Solicitation Period.  The Debtors shall have the right to seek further extensions of the Exclusive Periods prior to the expiration of any Exclusive Periods agreed upon by the Debtors and the Creditors’ Committee.

Nothing contained in this paragraph 6 shall affect the Exclusive Periods set forth in paragraphs 2 and 3 above with respect to any other party-in-interest in these cases.
7.            Notwithstanding anything to the contrary herein, in the event of a termination of the Exclusive Periods applicable to the Creditors’ Committee, such termination of the Exclusive Periods with respect to the Creditors’ Committee shall also be applicable to the Equity Committee.
8.            A status conference on this Order shall be held at the omnibus hearing scheduled for February 25, 2008, at 11:00 a.m. (ET) or such other date and time that are convenient to the Court.

9.            This Order shall be without prejudice to the Debtors’ right to seek further extensions of the Exclusive Periods.

Dated:    Wilmington, Delaware
December ____, 2007

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THE HONORABLE BRENDAN L. SHANNON
UNITED STATES BANKRUPTCY JUDGE